Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P. Reports
Third Quarter 2019 Results

HOUSTON, November 6, 2019 - Natural Resource Partners L.P. (NYSE:NRP) today reported third quarter 2019 results as follows:

	Three Months Ended		Last Twelve Months
	September 30,		September 30,
(In thousands) (Unaudited)	2019	2018	2019
Net income from continuing operations	$39,163	$25,853	$129,126
Adjusted EBITDA (1)	46,014	52,007	234,190
Cash flow provided by (used in) continuing operations:
Operating activities	41,734	26,486	198,414
Investing activities	6,567	1,590	10,040
Financing activities	(21,913)	(20,798)	(154,898)
Distributable cash flow (1)	48,179	28,076	405,989
Free cash flow (1)	42,193	28,076	200,220
Cash flow cushion (last twelve months) (1)			39,619

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

"We posted a solid quarter of financial results despite challenging coal markets," said Craig Nunez, NRP's President and Chief Operating Officer. "We continue to generate significant free cash flow, maintain robust liquidity and remain focused on de-levering and de-risking the Partnership.”

NRP's liquidity was $212.2 million at September 30, 2019, consisting of $99.6 million of cash, $12.5 million of cash restricted for debt repayment and $100.0 million of borrowing capacity available under its revolving credit facility. At September 30, 2019, NRP's consolidated Debt-to-Adjusted EBITDA ratio, excluding the one-time beneficial Hillsboro settlement in the fourth quarter of 2018, was 2.6x.

NRP declared a cash distribution of $0.45 per common unit and a cash distribution of $7.5 million on its preferred units for the third quarter of 2019.

Third Quarter Segment Results

	Operating Business Segments
	Coal Royalty and Other	Soda Ash	Corporate and Financing	Total
(In thousands) (Unaudited)
Three Months Ended September 30, 2019
Net income (loss) from continuing operations	$40,252	$13,595	$(14,684)	$39,163
Adjusted EBITDA (1)	44,120	6,147	(4,253)	46,014
Cash flow provided by (used in) continuing operations:
Operating activities	41,094	6,147	(5,507)	41,734
Investing activities	6,567	—	—	6,567
Financing activities	—	—	(21,913)	(21,913)
Distributable cash flow (1) (2)	47,661	6,147	(5,507)	48,179
Free cash flow (1)	41,553	6,147	(5,507)	42,193

Three Months Ended September 30, 2018
Net income (loss) from continuing operations	$37,693	$8,836	$(20,676)	$25,853
Adjusted EBITDA (1)	42,940	12,250	(3,183)	52,007
Cash flow provided by (used in) continuing operations:
Operating activities	41,604	12,250	(27,368)	26,486
Investing activities	1,590	—	—	1,590
Financing activities	—	—	(20,798)	(20,798)
Distributable cash flow (1)	43,194	12,250	(27,368)	28,076
Free cash flow (1)	43,194	12,250	(27,368)	28,076

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes adjustments of net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.
Coal Royalty and Other
Overall results in the third quarter of 2019 were relatively flat compared to the prior year quarter as increases in certain areas were offset by reduced coal royalty realizations at certain properties as follows:

•	Increased performance from:

◦	$6.1 million of gain on asset sales and disposals.

◦
$3.4 million of increased minimum lease straight-line revenues primarily related to the Hillsboro property that NRP began to recognize in 2019 after completion of the Hillsboro litigation settlement with Foresight.

◦	$1.5 million of increased lease amendment revenues during the third quarter of 2019.

•	Offset by decreased performance from:

◦
$6.0 million of lower coal royalty revenues driven by weakened coal markets, the temporary idling of certain properties due to lessee bankruptcies and the idling of the Pinnacle mine since the fourth quarter of 2018.

◦	$3.0 million of lower transportation and processing services revenues due to weakened demand for Illinois Basin coal.
The market for metallurgical coal weakened primarily due to a decline in global economic growth. The domestic market for thermal coal remained challenged by continued low natural gas prices and growing stockpiles at domestic utilities. In addition, the export market for thermal coal weakened due to a combination of lower demand from European utilities, competition from international producers and oversupply of LNG.
Approximately 60% of coal royalty revenues and approximately 55% of coal royalty sales volumes were derived from metallurgical coal during the three months ended September 30, 2019.

Soda Ash
Net income increased $4.8 million compared to the prior year quarter driven primarily by increased production and sales volumes and increased domestic and international sales prices.
Adjusted EBITDA, distributable cash flow and free cash flow decreased $6.1 million due to Ciner Wyoming's distribution reduction in order to fund a capacity expansion project that is expected to improve performance of that business over the long term resulting in increased cash distributions to NRP. NRP expects to receive approximately $25 million to $28 million of annual cash distributions from Ciner Wyoming for the next two to three years.
Corporate and Financing
Net loss decreased $6.0 million primarily due to lower interest expense as a result of debt repayment.
Distributable cash flow and free cash flow increased $21.9 million primarily due to the timing of interest payments on our 2022 Senior Notes in 2018 compared to the timing of interest payments on our 2025 Senior Notes in 2019, in addition to lower interest payments on our Opco Senior Notes as a result of lower debt balances during the third quarter of 2019.
Business Outlook
Despite solid operating performance and strong liquidity, declining coal prices, lessee bankruptcies, and the distribution reduction at the Partnership's Ciner Wyoming soda ash joint venture announced earlier in the year are expected to put downward pressure on NRP's performance in the coming months. The Partnership expects all key performance metrics, including net income, free cash flow and cash flow cushion to be negatively impacted. However, management believes the progress made to strengthen the financial profile in recent years positions the Partnership well to operate through a sustained downturn and continue to reduce debt and make distributions to its unitholders.
Conference Call
A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 583-4546 and provide the conference ID 9089977. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com. To access the replay, please visit the Investor Relations section of NRP’s website.
Company Profile
Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns, manages and leases a diversified portfolio of mineral properties in the United States including interests in coal, industrial minerals and other natural resources. In addition, NRP owns an equity investment in Ciner Wyoming LLC, a trona ore mining and soda ash production business.

For additional information, please contact Tiffany Sammis at 713-751-7515 or tsammis@nrplp.com. Further information about NRP is available on the Partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These risks include, among other things, statements regarding: the Partnership's business strategy; its liquidity and access to capital and financing sources; its financial strategy; prices of and demand for coal, trona and soda ash, and other natural resources; estimated revenues, expenses and results of operations; projected production levels by the Partnership's lessees; Ciner Wyoming LLC’s trona mining and soda ash refinery operations; distributions from the soda ash joint venture; the impact of governmental policies, laws and regulations, as well as regulatory and legal proceedings involving the Partnership, and of scheduled or potential regulatory or legal changes; global and U.S. economic conditions; and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures
"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment, plus (minus) net loss (income) attributable to non-controlling interest; plus gain on reserve swap, total distributions from unconsolidated investment, interest expense, net, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement or Consolidated EBITDDA as defined in Opco's debt agreements. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.
“Distributable cash flow” or "DCF" is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings, proceeds from asset sales and disposals, including sales of discontinued operations, and return of long-term contract receivable; less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for us as for other companies. In addition, distributable cash flow is not calculated or presented on the same basis as distributable cash flow as defined in our partnership agreement, which is used as a metric to determine whether we are able to increase quarterly distributions to our common unitholders. Distributable cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess our ability to make cash distributions and repay debt.
“Free cash flow” or "FCF" is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings and return of long-term contract receivable; less maintenance and expansion capital expenditures, cash flow used in acquisition costs classified as financing activities and distributions to non-controlling interest. FCF is calculated before mandatory debt repayments. Free cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow may not be calculated the same for us as for other companies. Free cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess our ability to make cash distributions and repay debt.

“Free cash flow excluding discontinued operations and one-time beneficial items” is a non-GAAP financial measure that we define as free cash flow excluding discontinued operations and one-time beneficial items. Free cash flow excluding discontinued operations and one-time beneficial items is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow excluding discontinued operations and one-time beneficial items may not be calculated the same for us as for other companies. Free cash flow excluding discontinued operations and one-time beneficial items is a supplemental liquidity measure used by our management to assess our ability to make cash distributions and repay debt.
"Cash flow cushion" is a non-GAAP financial measure that we define as free cash flow less one-time beneficial items, mandatory Opco debt repayments, preferred unit distributions and common unit distributions. Cash flow cushion is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Cash flow cushion is a supplemental liquidity measure used by our management to assess the Partnership's ability to make or raise cash distributions to our common and preferred unitholders and our general partner and repay debt or redeem preferred units.
"Return on capital employed" or "ROCE" is a non-GAAP financial measure that we define as net income from continuing operations plus financing costs (interest expense plus loss on extinguishment of debt) divided by the sum of equity excluding equity of discontinued operations, and debt. Return on capital employed should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed. The measure provides an indication of operating performance before the impact of leverage in the capital structure.
"Return on capital employed excluding discontinued operations and one-time beneficial items" is a non-GAAP financial measure that we define as return on capital employed excluding one-time beneficial items. Return on capital employed excluding discontinued operations and one-time beneficial items should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed excluding discontinued operations and one-time beneficial items is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed excluding the impact of one-time beneficial items. The measure provides an indication of operating performance before the impact of leverage in the capital structure and excluding the impact of one-time beneficial items.

-Financial Tables and Reconciliation of Non-GAAP Measures Follow-

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Comprehensive Income

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per unit data)	2019	2018	2019	2019	2018
Revenues and other income
Coal royalty and other	$39,919	$42,518	$64,616	$154,037	$134,912
Transportation and processing services	3,865	6,853	5,274	14,740	17,238
Equity in earnings of Ciner Wyoming	13,818	8,836	11,333	36,833	34,986
Gain on asset sales and disposals	6,107	—	246	6,609	819
Total revenues and other income	$63,709	$58,207	$81,469	$212,219	$187,955
Operating expenses
Operating and maintenance expenses	$5,994	$6,790	$12,459	$26,813	$21,122
Depreciation, depletion and amortization	3,384	4,888	3,970	11,746	15,364
General and administrative expenses	4,253	3,183	4,196	12,799	10,782
Asset impairments	484	—	—	484	242
Total operating expenses	$14,115	$14,861	$20,625	$51,842	$47,510

Income from operations	$49,594	$43,346	$60,844	$160,377	$140,445
Other expenses, net
Interest expense, net	$(10,431)	$(17,493)	$(12,456)	$(37,061)	$(53,177)
Loss on extinguishment of debt	—	—	(29,282)	(29,282)	—
Total other expenses, net	$(10,431)	$(17,493)	$(41,738)	$(66,343)	$(53,177)
Net income from continuing operations	$39,163	$25,853	$19,106	$94,034	$87,268
Income from discontinued operations	7	2,688	245	206	3,721
Net income	$39,170	$28,541	$19,351	$94,240	$90,989
Net loss (income) attributable to non-controlling interest	—	359	—	—	(510)
Net income attributable to NRP	$39,170	$28,900	$19,351	$94,240	$90,479
Less: income attributable to preferred unitholders	(7,500)	(7,500)	(7,500)	(22,500)	(22,500)
Net income attributable to common unitholders and general partner	$31,670	$21,400	$11,851	$71,740	$67,979

Net income attributable to common unitholders	$31,036	$20,972	$11,614	$70,305	$66,619
Net income attributable to the general partner	634	428	237	1,435	1,360
Income from continuing operations per common unit
Basic	$2.53	$1.50	$0.93	$5.72	$5.14
Diluted	1.66	1.18	0.85	3.91	3.89
Net income per common unit
Basic	$2.53	$1.71	$0.95	$5.73	$5.44
Diluted	1.66	1.30	0.87	3.92	4.06

Net income	$39,170	$28,541	$19,351	$94,240	$90,989
Comprehensive income (loss) from unconsolidated investment and other	(520)	791	(825)	(340)	(768)
Comprehensive income	$38,650	$29,332	$18,526	$93,900	$90,221
Comprehensive loss (income) attributable to non-controlling interest	—	359	—	—	(510)
Comprehensive income attributable to NRP	$38,650	$29,691	$18,526	$93,900	$89,711

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Cash Flows

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2019	2018	2019	2019	2018
Cash flows from operating activities
Net income	$39,170	$28,541	$19,351	$94,240	$90,989
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	3,384	4,888	3,970	11,746	15,364
Distributions from unconsolidated investment	6,370	12,250	9,310	25,480	34,653
Equity earnings from unconsolidated investment	(13,818)	(8,836)	(11,333)	(36,833)	(34,986)
Gain on asset sales and disposals	(6,107)	—	(246)	(6,609)	(819)
Loss on extinguishment of debt	—	—	29,282	29,282	—
Income from discontinued operations	(7)	(2,688)	(245)	(206)	(3,721)
Asset impairments	484	—	—	484	242
Unit-based compensation expense	466	154	475	1,842	1,144
Amortization of debt issuance costs and other	1,072	1,206	355	3,223	4,021
Change in operating assets and liabilities:
Accounts receivable	1,147	760	8,511	4,731	(6,283)
Accounts payable	355	(773)	(561)	(822)	90
Accrued liabilities	439	94	642	(5,083)	(3,193)
Accrued interest	7,163	(9,069)	2,889	19	(9,944)
Deferred revenue	(1,236)	194	(7,218)	(3,920)	9,200
Other items, net	2,852	(235)	(1,823)	351	1,036
Net cash provided by operating activities of continuing operations	$41,734	$26,486	$53,359	$117,925	$97,793
Net cash provided by (used in) operating activities of discontinued operations	(359)	6,919	234	(4)	9,755
Net cash provided by operating activities	$41,375	$33,405	$53,593	$117,921	$107,548

Cash flows from investing activities
Distributions from unconsolidated investment in excess of cumulative earnings	$—	$—	$—	$—	$2,097
Proceeds from asset sales and disposals	6,108	—	247	6,611	826
Return of long-term contract receivable	459	1,590	451	1,351	2,606
Net cash provided by investing activities of continuing operations	$6,567	$1,590	$698	$7,962	$5,529
Net cash provided by (used in) investing activities of discontinued operations	(122)	(3,571)	(44)	(556)	(9,343)
Net cash provided by (used in) investing activities	$6,445	$(1,981)	$654	$7,406	$(3,814)

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Cash flows from financing activities
Debt borrowings	—	—	300,000	300,000	35,000
Debt repayments	(8,277)	(7,648)	(348,002)	(442,747)	(55,720)
Redemption of preferred units paid-in-kind	—	—	—	—	(8,844)
Distributions to common unitholders and general partner	(5,630)	(5,623)	(16,265)	(27,520)	(16,863)
Distributions to preferred unitholders	(7,500)	(7,500)	(7,500)	(22,500)	(22,765)
Contributions from (to) discontinued operations	(481)	(25)	190	(560)	(2,275)
Debt issuance costs and other	(25)	(2)	(26,412)	(26,427)	(228)
Net cash used in financing activities of continuing operations	$(21,913)	$(20,798)	$(97,989)	$(219,754)	$(71,695)
Net cash provided by (used in) financing activities of discontinued operations	481	(214)	(190)	560	1,521
Net cash used in financing activities	$(21,432)	$(21,012)	$(98,179)	$(219,194)	$(70,174)

Net increase (decrease) in cash, cash equivalents and restricted cash	$26,388	$10,412	$(43,932)	$(93,867)	$33,560

Cash, cash equivalents and restricted cash of continuing operations at beginning of period	$85,775	$51,329	$129,707	$206,030	$26,980
Cash and cash equivalents of discontinued operations at beginning of period	—	1,646	—	—	2,847
Cash, cash equivalents and restricted cash at beginning of period	$85,775	$52,975	$129,707	$206,030	$29,827

Cash, cash equivalents and restricted cash at end of period	$112,163	$63,387	$85,775	$112,163	$63,387
Less: cash and cash equivalents of discontinued operations at end of period	—	(4,780)	—	—	(4,780)
Cash, cash equivalents and restricted cash of continuing operations at end of period	$112,163	$58,607	$85,775	$112,163	$58,607

Supplemental cash flow information:
Cash paid during the period for interest of continuing operations	$3,225	$24,998	$9,623	$36,270	$58,153

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Balance Sheets

	September 30,	December 31,
(In thousands, except unit data)	2019	2018
ASSETS
Current assets
Cash and cash equivalents	$99,636	$101,839
Restricted cash	12,527	104,191
Accounts receivable, net	27,447	32,058
Prepaid expenses and other	3,111	3,462
Current assets of discontinued operations	988	993
Total current assets	$143,709	$242,543
Land	24,008	24,008
Plant and equipment, net	762	984
Mineral rights, net	733,154	743,112
Intangible assets, net	40,461	42,513
Equity in unconsolidated investment	258,063	247,051
Long-term contract receivable	37,473	38,945
Other assets	6,274	2,491
Total assets	$1,243,904	$1,341,647
LIABILITIES AND CAPITAL
Current liabilities
Accounts payable	$1,591	$2,414
Accrued liabilities	7,290	12,347
Accrued interest	14,364	14,345
Current portion of deferred revenue	5,047	3,509
Current portion of long-term debt, net	45,789	115,184
Current liabilities of discontinued operations	174	947
Total current liabilities	$74,255	$148,746
Deferred revenue	43,587	49,044
Long-term debt, net	490,378	557,574
Other non-current liabilities	4,843	1,150
Total liabilities	$613,063	$756,514
Commitments and contingencies
Class A Convertible Preferred Units (250,000 units issued and outstanding at $1,000 par value per unit; liquidation preference of $1,500 per unit)	$164,587	$164,587
Partners’ capital:
Common unitholders’ interest (12,261,199 and 12,249,469 units issued and outstanding at September 30, 2019 and December 31, 2018, respectively)	$400,266	$355,113
General partner’s interest	5,909	5,014
Warrant holders' interest	66,816	66,816
Accumulated other comprehensive loss	(3,802)	(3,462)
Total partners’ capital	$469,189	$423,481
Non-controlling interest	(2,935)	(2,935)
Total capital	$466,254	$420,546
Total liabilities and capital	$1,243,904	$1,341,647

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Partners' Capital

	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2018	12,249	$355,113	$5,014	$66,816	$(3,462)	$423,481	$(2,935)	$420,546
Net income (1)	—	35,005	714	—	—	35,719	—	35,719
Distributions to common unitholders and general partner	—	(5,513)	(112)	—	—	(5,625)	—	(5,625)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Issuance of unit-based awards	12	486	—	—	—	486	—	486
Unit-based awards amortization and vesting	—	399	—	—	—	399	—	399
Comprehensive income from unconsolidated investment and other	—	—	10	—	1,005	1,015	—	1,015
Balance at March 31, 2019	12,261	$378,140	$5,476	$66,816	$(2,457)	$447,975	$(2,935)	$445,040
Net income (1)	—	18,964	387	—	—	19,351	—	19,351
Distributions to common unitholders and general partner	—	(15,939)	(326)	—	—	(16,265)	—	(16,265)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Unit-based awards amortization and vesting	—	460	—	—	—	460	—	460
Comprehensive loss from unconsolidated investment and other	—	—	—	—	(825)	(825)	—	(825)
Balance at June 30, 2019	12,261	$374,275	$5,387	$66,816	$(3,282)	$443,196	$(2,935)	$440,261
Net income (1)	—	38,386	784	—	—	39,170	—	39,170
Distributions to common unitholders and general partner	—	(5,518)	(112)	—	—	(5,630)	—	(5,630)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Unit-based awards amortization and vesting	—	473	—	—	—	473	—	473
Comprehensive loss from unconsolidated investment and other	—	—	—	—	(520)	(520)	—	(520)
Balance at September 30, 2019	12,261	$400,266	$5,909	$66,816	$(3,802)	$469,189	$(2,935)	$466,254

(1)
Net income includes $7.5 million attributable to preferred unitholders that accumulated during the period, of which $7.35 million is allocated to the common unitholders and $0.15 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Partners' Capital

	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2017	12,232	$199,851	$1,857	$66,816	$(3,313)	$265,211	$(3,394)	$261,817
Cumulative effect of adoption of accounting standard	—	69,057	1,409	—	—	70,466	—	70,466
Net income (1)	—	23,851	487	—	—	24,338	—	24,338
Distributions to common unitholders and general partner	—	(5,505)	(112)	—	—	(5,617)	—	(5,617)
Distributions to preferred unitholders	—	(7,610)	(155)	—	—	(7,765)	—	(7,765)
Issuance of unit-based awards	14	410	—	—	—	410	—	410
Unit-based awards amortization and vesting	—	197	—	—	—	197	—	197
Comprehensive income (loss) from unconsolidated investment and other	—	—	8	—	(1,125)	(1,117)	—	(1,117)
Balance at March 31, 2018	12,246	$280,251	$3,494	$66,816	$(4,438)	$346,123	$(3,394)	$342,729
Net income (1)	—	36,496	745	—	—	37,241	869	38,110
Distributions to common unitholders and general partner	—	(5,510)	(113)	—	—	(5,623)	—	(5,623)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Unit-based awards amortization and vesting	—	136	—	—	—	136	—	136
Comprehensive income (loss) from unconsolidated investment and other	—	50	1	—	(434)	(383)	(51)	(434)
Balance at June 30, 2018	12,246	$304,073	$3,977	$66,816	$(4,872)	$369,994	$(2,576)	$367,418
Net income (loss) (1)	—	28,322	578	—	—	28,900	(359)	28,541
Distributions to common unitholders and general partner	—	(5,511)	(112)	—	—	(5,623)	—	(5,623)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Unit-based awards amortization and vesting	—	139	—	—	—	139	—	139
Comprehensive income from unconsolidated investment and other	—	—	—	—	791	791	—	791
Balance at September 30, 2018	12,246	$319,673	$4,293	$66,816	$(4,081)	$386,701	$(2,935)	$383,766

(1)
Net income includes $7.5 million attributable to preferred unitholders that accumulated during the period, of which $7.35 million is allocated to the common unitholders and $0.15 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

The following tables present NRP's unaudited business results by segment for the three months ended September 30, 2019 and 2018 and June 30, 2019:

	Operating Business Segments
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Three Months Ended September 30, 2019
Revenues	$43,784	$13,818	$—	$57,602
Gain on asset sales and disposals	6,107	—	—	6,107
Total revenues and other income	$49,891	$13,818	$—	$63,709
Asset impairments	$484	$—	$—	$484
Net income (loss) from continuing operations	$40,252	$13,595	$(14,684)	$39,163
Adjusted EBITDA (1)	$44,120	$6,147	$(4,253)	$46,014
Distributable cash flow (1) (2)	$47,661	$6,147	$(5,507)	$48,179
Free cash flow (1)	$41,553	$6,147	$(5,507)	$42,193

Three Months Ended September 30, 2018
Revenues	$49,371	$8,836	$—	$58,207
Gain on asset sales and disposals	—	—	—	—
Total revenues and other income	$49,371	$8,836	$—	$58,207
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$37,693	$8,836	$(20,676)	$25,853
Adjusted EBITDA (1)	$42,940	$12,250	$(3,183)	$52,007
Distributable cash flow (1)	$43,194	$12,250	$(27,368)	$28,076
Free cash flow (1)	$43,194	$12,250	$(27,368)	$28,076

Three Months Ended June 30, 2019
Revenues	$69,890	$11,333	$—	$81,223
Gain on asset sales and disposals	246	—	—	246
Total revenues and other income	$70,136	$11,333	$—	$81,469
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$53,707	$11,333	$(45,934)	$19,106
Adjusted EBITDA (1)	$57,677	$9,310	$(4,196)	$62,791
Cash flow provided by (used in) continuing operations:
Operating activities	$55,811	$9,310	$(11,762)	$53,359
Investing activities	$698	$—	$—	$698
Financing activities	$—	$—	$(97,989)	$(97,989)
Distributable cash flow (1) (2)	$56,509	$9,310	$(11,762)	$54,013
Free cash flow (1)	$56,262	$9,310	$(11,762)	$53,810

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes adjustments of net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

The following tables present NRP's unaudited business results by segment for the nine months ended September 30, 2019 and 2018:

	Operating Business Segments
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Nine Months Ended September 30, 2019
Revenues	$168,777	$36,833	$—	$205,610
Gain on asset sales and disposals	6,609	—	—	6,609
Total revenues and other income	$175,386	$36,833	$—	$212,219
Asset impairments	$484	$—	$—	$484
Net income (loss) from continuing operations	$136,566	$36,610	$(79,142)	$94,034
Adjusted EBITDA (1)	$148,796	$25,257	$(12,799)	$161,254
Cash flow provided by (used in) continuing operations:
Operating activities	$139,821	$25,257	$(47,153)	$117,925
Investing activities	$7,962	$—	$—	$7,962
Financing activities	$—	$—	$(219,754)	$(219,754)
Distributable cash flow (1) (2)	$147,783	$25,257	$(47,153)	$125,331
Free cash flow (1)	$141,172	$25,257	$(47,153)	$119,276

Nine Months Ended September 30, 2018
Revenues	$152,150	$34,986	$—	$187,136
Gain on asset sales and disposals	819	—	—	819
Total revenues and other income	$152,969	$34,986	$—	$187,955
Asset impairments	$242	$—	$—	$242
Net income (loss) from continuing operations	$116,241	$34,986	$(63,959)	$87,268
Adjusted EBITDA (1)	$131,337	$36,750	$(10,782)	$157,305
Cash flow provided by (used in) continuing operations:
Operating activities	$132,122	$34,653	$(68,982)	$97,793
Investing activities	$3,432	$2,097	$—	$5,529
Financing activities	$—	$—	$(71,695)	$(71,695)
Distributable cash flow (1)	$135,554	$36,750	$(68,982)	$103,322
Free cash flow (1)	$134,728	$36,750	$(68,982)	$102,496

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes adjustments of net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Operating Statistics - Coal Royalty and Other

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per ton data)	2019	2018	2019	2019	2018
Coal sales volumes (tons)
Appalachia
Northern (1)	290	349	1,625	2,774	1,490
Central	3,222	3,873	3,825	10,469	11,582
Southern	438	346	386	1,172	1,288
Total Appalachia	3,950	4,568	5,836	14,415	14,360
Illinois Basin	551	609	535	1,646	2,091
Northern Powder River Basin	532	855	591	1,979	2,896
Total coal sales volumes	5,033	6,032	6,962	18,040	19,347
Coal royalty revenue per ton
Appalachia
Northern (1)	$2.54	$4.01	$0.86	$2.23	$3.82
Central	5.25	5.37	6.03	5.79	5.57
Southern	5.99	6.82	6.69	7.00	6.98
Illinois Basin	4.82	4.89	4.51	4.70	4.56
Northern Powder River Basin	4.69	3.79	2.75	3.21	2.70
Combined average coal royalty revenue per ton	5.05	5.10	4.46	4.94	4.99
Coal royalty revenues
Appalachia
Northern (1)	$735	$1,402	$1,393	$6,173	$5,698
Central	16,929	20,786	23,055	60,628	64,538
Southern	2,626	2,359	2,581	8,204	8,985
Total Appalachia	20,290	24,547	27,029	75,005	79,221
Illinois Basin	2,658	2,973	2,411	7,739	9,533
Northern Powder River Basin	2,492	3,237	1,624	6,347	7,817
Unadjusted coal royalty revenues	25,440	30,757	31,064	89,091	96,571
Coal royalty adjustment for minimum leases	(713)	(48)	(361)	(1,530)	(98)
Total coal royalty revenues	$24,727	$30,709	$30,703	$87,561	$96,473
Other revenues
Production lease minimum revenues	$2,752	$1,769	$15,879	$21,331	$6,310
Minimum lease straight-line revenues	3,982	567	3,854	11,152	1,739
Property tax revenues	1,606	1,263	1,377	4,416	3,968
Wheelage revenues	1,675	1,572	1,945	5,035	5,155
Coal overriding royalty revenues	2,189	3,918	3,999	10,163	10,492
Lease amendment revenues	1,535	—	4,414	6,720	—
Aggregates royalty revenues	954	888	1,237	3,655	3,551
Oil and gas royalty revenues	374	1,427	482	2,575	5,679
Other revenues	125	405	726	1,429	1,545
Total other revenues	$15,192	$11,809	$33,913	$66,476	$38,439
Coal royalty and other	$39,919	$42,518	$64,616	$154,037	$134,912
Transportation and processing services revenues	3,865	6,853	5,274	14,740	17,238
Gain on asset sales and disposals	6,107	—	246	6,609	819
Total Coal Royalty and Other segment revenues and other income	$49,891	$49,371	$70,136	$175,386	$152,969

(1)	Northern Appalachia includes NRP's Hibbs Run property that has significant sales volumes, but a low fixed rate per ton.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Adjusted EBITDA

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Three Months Ended September 30, 2019
Net income (loss) from continuing operations	$40,252	$13,595	$(14,684)	$39,163
Less: equity earnings from unconsolidated investment	—	(13,818)	—	(13,818)
Add: net loss attributable to non-controlling interest	—	—	—	—
Add: total distributions from unconsolidated investment	—	6,370	—	6,370
Add: interest expense, net	—	—	10,431	10,431
Add: loss on extinguishment of debt	—	—	—	—
Add: depreciation, depletion and amortization	3,384	—	—	3,384
Add: asset impairments	484	—	—	484
Adjusted EBITDA	$44,120	$6,147	$(4,253)	$46,014

Three Months Ended September 30, 2018
Net income (loss) from continuing operations	$37,693	$8,836	$(20,676)	$25,853
Less: equity earnings from unconsolidated investment	—	(8,836)	—	(8,836)
Add: net loss attributable to non-controlling interest	359	—	—	359
Add: total distributions from unconsolidated investment	—	12,250	—	12,250
Add: interest expense, net	—	—	17,493	17,493
Add: loss on extinguishment of debt	—	—	—	—
Add: depreciation, depletion and amortization	4,888	—	—	4,888
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$42,940	$12,250	$(3,183)	$52,007

Three Months Ended June 30, 2019
Net income (loss) from continuing operations	$53,707	$11,333	$(45,934)	$19,106
Less: equity earnings from unconsolidated investment	—	(11,333)	—	(11,333)
Add: net loss attributable to non-controlling interest	—	—	—	—
Add: total distributions from unconsolidated investment	—	9,310	—	9,310
Add: interest expense, net	—	—	12,456	12,456
Add: loss on extinguishment of debt	—	—	29,282	29,282
Add: depreciation, depletion and amortization	3,970	—	—	3,970
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$57,677	$9,310	$(4,196)	$62,791

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Adjusted EBITDA

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Nine Months Ended September 30, 2019
Net income (loss) from continuing operations	$136,566	$36,610	$(79,142)	$94,034
Less: equity earnings from unconsolidated investment	—	(36,833)	—	(36,833)
Less: net income attributable to non-controlling interest	—	—	—	—
Add: total distributions from unconsolidated investment	—	25,480	—	25,480
Add: interest expense, net	—	—	37,061	37,061
Add: loss on extinguishment of debt	—	—	29,282	29,282
Add: depreciation, depletion and amortization	11,746	—	—	11,746
Add: asset impairments	484	—	—	484
Adjusted EBITDA	$148,796	$25,257	$(12,799)	$161,254

Nine Months Ended September 30, 2018
Net income (loss) from continuing operations	$116,241	$34,986	$(63,959)	$87,268
Less: equity earnings from unconsolidated investment	—	(34,986)	—	(34,986)
Less: net income attributable to non-controlling interest	(510)	—	—	(510)
Add: total distributions from unconsolidated investment	—	36,750	—	36,750
Add: interest expense, net	—	—	53,177	53,177
Add: loss on extinguishment of debt	—	—	—	—
Add: depreciation, depletion and amortization	15,364	—	—	15,364
Add: asset impairments	242	—	—	242
Adjusted EBITDA	$131,337	$36,750	$(10,782)	$157,305

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Distributable Cash Flow and Free Cash Flow

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Three Months Ended September 30, 2019
Net cash provided by (used in) operating activities of continuing operations	$41,094	$6,147	$(5,507)	41,734
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from asset sales and disposals	6,108	—	—	6,108
Add: proceeds from sale of discontinued operations	—	—	—	(122)
Add: return of long-term contract receivable	459	—	—	459
Distributable cash flow	$47,661	$6,147	$(5,507)	$48,179
Less: proceeds from asset sales and disposals	(6,108)	—	—	(6,108)
Less: proceeds from sale of discontinued operations	—	—	—	122
Free cash flow	$41,553	$6,147	$(5,507)	$42,193

Three Months Ended September 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$41,604	$12,250	$(27,368)	$26,486
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from asset sales and disposals	—	—	—	—
Add: proceeds from sale of discontinued operations	—	—	—	—
Add: return of long-term contract receivable	1,590	—	—	1,590
Distributable cash flow	$43,194	$12,250	$(27,368)	$28,076
Less: proceeds from asset sales and disposals	—	—	—	—
Less: proceeds from sale of discontinued operations	—	—	—	—
Free cash flow	$43,194	$12,250	$(27,368)	$28,076

Three Months Ended June 30, 2019
Net cash provided by (used in) operating activities of continuing operations	$55,811	$9,310	$(11,762)	$53,359
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from asset sales and disposals	247	—	—	247
Add: proceeds from sale of discontinued operations	—	—	—	(44)
Add: return of long-term contract receivable	451	—	—	451
Distributable cash flow	$56,509	$9,310	$(11,762)	$54,013
Less: proceeds from asset sales and disposals	(247)	—	—	(247)
Less: proceeds from sale of discontinued operations	—	—	—	44
Free cash flow	$56,262	$9,310	$(11,762)	$53,810

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Distributable Cash Flow and Free Cash Flow

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Nine Months Ended September 30, 2019
Net cash provided by (used in) operating activities of continuing operations	$139,821	$25,257	$(47,153)	$117,925
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from asset sales and disposals	6,611	—	—	6,611
Add: proceeds from sale of discontinued operations	—	—	—	(556)
Add: return of long-term contract receivable	1,351	—	—	1,351
Distributable cash flow	$147,783	$25,257	$(47,153)	$125,331
Less: proceeds from asset sales and disposals	(6,611)	—	—	(6,611)
Less: proceeds from sale of discontinued operations	—	—	—	556
Free cash flow	$141,172	$25,257	$(47,153)	$119,276

Nine Months Ended September 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$132,122	$34,653	$(68,982)	$97,793
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	2,097
Add: proceeds from asset sales and disposals	826	—	—	826
Add: proceeds from sale of discontinued operations	—	—	—	—
Add: return of long-term contract receivable	2,606	—	—	2,606
Distributable cash flow	$135,554	$36,750	$(68,982)	$103,322
Less: proceeds from asset sales and disposals	(826)	—	—	(826)
Less: proceeds from sale of discontinued operations	—	—	—	—
Free cash flow	$134,728	$36,750	$(68,982)	$102,496

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

LTM Free Cash Flow and Cash Flow Cushion

	Three Months Ended
(In thousands)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	Last 12 Months
Net cash provided by (used in) operating activities of continuing operations	$80,489	$22,832	$53,359	$41,734	$198,414
Add: proceeds from asset sales and disposals	1,623	256	247	6,108	8,234
Add: proceeds from sale of discontinued operations	198,091	(390)	(44)	(122)	197,535
Add: return of long-term contract receivable	455	441	451	459	1,806
Distributable cash flow	$280,658	$23,139	$54,013	$48,179	$405,989
Less: proceeds from asset sales and disposals	(1,623)	(256)	(247)	(6,108)	(8,234)
Less: proceeds from sale of discontinued operations	(198,091)	390	44	122	(197,535)
Free cash flow	$80,944	$23,273	$53,810	$42,193	$200,220
Add (less): free cash flow provided by (used in) discontinued operations	125	121	234	(359)	121
Free cash flow including discontinued operations	$81,069	$23,394	$54,044	$41,834	$200,341
Add (less): free cash flow used in (provided by) discontinued operations	(125)	(121)	(234)	359	(121)
Less: cash flow from one-time Hillsboro litigation settlement	(25,000)	—	—	—	(25,000)
Free cash flow excluding discontinued operations and one-time beneficial items	$55,944	$23,273	$53,810	$42,193	$175,220
Less: mandatory Opco debt repayments	(24,665)	(37,152)	(2,365)	(8,276)	(72,458)
Less: preferred unit distributions	(7,500)	(7,500)	(7,500)	(7,500)	(30,000)
Less: common unit distributions	(5,623)	(5,625)	(16,265)	(5,630)	(33,143)
Cash flow cushion	$18,156	$(27,004)	$27,680	$20,787	$39,619

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Leverage Ratio

	Three Months Ended
(In thousands)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	Last 12 Months
Net income from continuing operations	$35,092	$35,765	$19,106	$39,163	$129,126
Less: equity earnings from unconsolidated investment	(13,320)	(11,682)	(11,333)	(13,818)	(50,153)
Add: total distributions from unconsolidated investment	9,800	9,800	9,310	6,370	35,280
Add: interest expense, net	17,001	14,174	12,456	10,431	54,062
Add: loss on extinguishment of debt	—	—	29,282	—	29,282
Add: depreciation, depletion and amortization	6,325	4,392	3,970	3,384	18,071
Add: asset impairments	18,038	—	—	484	18,522
Adjusted EBITDA	$72,936	$52,449	$62,791	$46,014	$234,190
Less: one-time Hillsboro litigation settlement					(25,000)
Adjusted EBITDA less one-time Hillsboro litigation settlement					$209,190

Debt—at September 30, 2019					$544,390

Leverage Ratio (1)					2.3	x

Leverage Ratio less one-time Hillsboro litigation settlement (2)					2.6	x

(1)	Leverage Ratio is calculated as the outstanding principal of NRP's debt as of September 30, 2019 divided by the last twelve months' Adjusted EBITDA.

(2)
Leverage Ratio less one-time Hillsboro litigation settlement is calculated as the outstanding principal of NRP's debt as of September 30, 2019 divided by the last twelve months' Adjusted EBITDA less one-time Hillsboro litigation settlement.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Return on Capital Employed ("ROCE")
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
LTM Ended September 30, 2019
Net income (loss) from continuing operations	$181,053	$49,930	$(101,857)	$129,126
Financing costs	—	—	85,942	85,942
Return	$181,053	$49,930	$(15,915)	$215,068

As of September 30, 2018
Total assets of continuing operations	$968,310	$242,901	$3,051	$1,214,262
Less: total current liabilities of continuing operations excluding current debt	(8,991)	—	(8,415)	(17,406)
Less: total long-term liabilities of continuing operations excluding long-term debt	(40,938)	—	(51)	(40,989)
Capital employed excluding discontinued operations	$918,381	$242,901	$(5,415)	$1,155,867

Total Partners' Capital (1)	$921,316	$242,901	$(961,717)	$386,701
Less: non-controlling interest	(2,935)	—	—	(2,935)
Less: Partners' Capital from discontinued operations	—	—	—	(184,201)
Total Partners' Capital excluding discontinued operations	$918,381	$242,901	$(961,717)	$199,565
Class A Convertible Preferred Units	—	—	164,587	164,587
Debt	—	—	791,715	791,715
Capital employed excluding discontinued operations	$918,381	$242,901	$(5,415)	$1,155,867

ROCE excluding discontinued operations	19.7%	20.6%	N/A	18.6%

Excluding one-time beneficial items:
Return	$181,053	$49,930	$(15,915)	$215,068
Less: income from Hillsboro litigation settlement	(25,000)	—	—	(25,000)
Return excluding discontinued operations and one-time beneficial items	$156,053	$49,930	$(15,915)	$190,068

ROCE excluding discontinued operations and one-time beneficial items	17.0%	20.6%	N/A	16.4%

(1)	Total Partners' Capital includes $184.2 million from discontinued operations.

-end-